Oppenheimer Europe Fund

                       Supplement dated March 19, 1999
                    to the Prospectus dated March 1, 1999

The Prospectus is changed as follows:

1. The first sentence of the paragraph captioned "Emerging Market Risks" on page 5 is deleted and replaced with the following:

        The Fund does not intend to invest more than 5% of its total assets in any one emerging market country, and will not invest more than 20% of its total assets in emerging market countries, including Eastern European countries.

2. The second paragraph under the caption "Foreign Investing - European Stocks and Other Equity Securities" is deleted and replaced with the following:

        The Fund intends to invest mainly in stocks of issuers in Western Europe (such as the United Kingdom, Germany and the Netherlands). The Fund may also invest in stocks of issuers in Eastern Europe (such as Russia and Poland) although the Fund currently intends to invest not more than 5% of its total assets in the stocks of any one emerging market country. The Fund does not expect to hold stock of non-European companies except to the extent that a stock at the time of purchase by the Fund was issued by a European company and such company, due to ownership changes or otherwise, would no longer be considered "European."

March 19, 1999                                                       PS0261.001